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                                                                   Exhibit 10.76

                                    SIXTH AMENDMENT dated as of November 25,
                  2003 (this "Amendment") to the Credit Agreement dated as of September 22, 2000 (the "Credit Agreement") as heretofore amended, among Select Medical Corporation, a Delaware corporation (the "Company"), Canadian Back Institute Limited, an Ontario corporation and a wholly owned subsidiary of the Company ("CBIL" and, together with the Company, the "Borrowers"), the Lenders party thereto, JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as US Agent and US Collateral Agent, JPMorgan Chase Bank, Toronto Branch (as successor to J.P. Morgan Bank Canada (f/k/a The Chase Manhattan Bank of Canada)), as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

                  WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve amendments of certain provisions of the Credit Agreement;

                  WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments;

                  NOW, THEREFORE, in consideration of these premises, the Borrowers and the undersigned Lenders hereby agree as follows:

                  SECTION 1. Amendment. Effective as of the Amendment Effective Date (as defined in Section 3 hereof):

                  (a) The definition of "Fixed Charge Coverage Ratio" in Section
1.01 is hereby amended by adding the phrase "(iii) dividends paid pursuant to
Section 6.11(h)," after "scheduled principal payments," therein and renumbering the remaining clauses of such definition accordingly.

                  (b) Section 6.11 of the Credit Agreement is hereby amended by deleting the word "and" at the end of paragraph (f), replacing the period at the end of paragraph (g) with "; and" and adding a new paragraphs (h) as follows:

                           "(h) so long as no Default shall have occurred and be continuing or would result after giving pro forma effect thereto, declare and pay cash dividends in an aggregate amount not greater than
         (i) US$4,000,000 during fiscal year 2003 and (ii) US$16,000,000 during any fiscal year beginning on or after January 1, 2004."

                  SECTION 2. Representations and Warranties. Each of the Borrowers represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of

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                                                                               2

this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

                  SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the "Amendment Effective Date") when the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrowers and the Required Lenders.

                  SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  SECTION 5. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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                                                                               3

                  IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                    SELECT MEDICAL CORPORATION,

                                         by  /s/ Michael E. Tarvin
                                             -----------------------------------
                                             Name: Michael E. Tarvin
                                             Title: Senior Vice President

                                    CANADIAN BACK INSTITUTE LIMITED,

                                         by  /s/ Michael E. Tarvin
                                             -----------------------------------
                                             Name: Michael E. Tarvin
                                             Title: Vice President

                                    JPMORGAN CHASE BANK, individually
                                    and as US Agent and US Collateral Agent,

                                         by  /s/ James S. Ely, III
                                             -----------------------------------
                                             Name: James S. Ely, III
                                             Title: Managing Director

                                    JPMORGAN CHASE BANK, TORONTO
                                    BRANCH, individually and as Canadian Agent and Canadian Collateral Agent,

                                         by  /s/ Christine Chan
                                             -----------------------------------
                                             Name: Christine Chan
                                             Title: Vice President

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                                    To approve the Sixth Amendment (the
                                    "Amendment") to the Select Medical
                                    Corporation Credit Agreement dated
                                    as of September 22, 2000:

                                    Name of Institution:

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION,

                                      by

                                         /s/ Jeanette A. Griffin
                                         ---------------------------------------
                                         Name: Jeanette A. Griffin
                                         Title: Director

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                                    To approve the Sixth Amendment (the
                                    "Amendment") to the Select Medical
                                    Corporation Credit Agreement dated
                                    as of September 22, 2000:

                                    Name of Institution:

                                    CIBC INC.,

                                             by

                                                /s/ Terence Moore
                                                --------------------------------
                                                Name: Terence Moore
                                                Title: Executive Director

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                                    To approve the Sixth Amendment (the
                                    "Amendment") to the Select Medical
                                    Corporation Credit Agreement dated
                                    as of September 22, 2000:

                                    Name of Institution:

                                    SOCIETE GENERALE

                                             by

                                                /s/ David Grant
                                                --------------------------------
                                                Name: David Grant
                                                Title: Managing Director

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                                    To approve the Sixth Amendment (the
                                    "Amendment") to the Select Medical
                                    Corporation Credit Agreement dated
                                    as of September 22, 2000:

                                    Name of Institution:

                                    CREDIT SUISSE FIRST BOSTON, acting through its Cayman Island branch,

                                              by

                                                 /s/ Jay Chall
                                                --------------------------------
                                                Name: Jay Chall
                                                Title: Director

                                             by

                                                /s/ Christopher Lally
                                                --------------------------------
                                                Name: Christopher Lally
                                                Title: Vice President

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                                    To approve the Sixth Amendment (the
                                    "Amendment") to the Select Medical
                                    Corporation Credit Agreement dated
                                    as of September 22, 2000:

                                    Name of Institution:

                                    CREDIT LYONNAIS NEW YORK BRANCH,

                                             by

                                                /s/ Charles Heidsieck
                                                --------------------------------
                                                Name:  Charles Heidsieck
                                                Title: Senior Vice President

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                                    To approve the Sixth Amendment (the
                                    "Amendment") to the Select Medical
                                    Corporation Credit Agreement dated
                                    as of September 22, 2000:

                                    Name of Institution:

                                    FLEET NATIONAL BANK

                                           by

                                             /s/ Maryann S. Smith
                                             -----------------------------------
                                             Name: Maryann S. Smith
                                             Title: Director

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                                    To approve the Sixth Amendment (the
                                    "Amendment") to the Select Medical
                                    Corporation Credit Agreement dated
                                    as of September 22, 2000:

                                    Name of Institution:
                                    PNC BANK, NATIONAL ASSOCIATION,

                                             by

                                                /s/ Marie T. Boyer
                                                --------------------------------
                                                Name: Marie T. Boyer
                                                Title: Vice President